Exhibit 99.1
CAPITAL SENIOR LIVING CORPORATION

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living owns and/or operates 66 communities in 23 states with the ability to serve 9,800 residents 50 of these communities are owned or leased with resident capacity of 7,701 Achieved 95% approval rating in 2008 residents' satisfaction survey Owned Leased Joint Venture Managed 0.431 0.387 0.168 0.014 Independent living Assisted living CCRC 0.69355 0.238199 0.06825 Units by Ownership Type Resident Capacity Mix

The Capital Advantage: Senior Living Options Average 131 units per IL community Wide array of social, recreational, and educational events Wellness programs and supportive services through home care agencies Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 69% of Portfolio

The Capital Advantage: Senior Living Options Average 64 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,200 96% private pay Average length of resident stay is 26 months Assisted Living - 24% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

CAPITAL SENIOR LIVING CORPORATION

The Capital Advantage: *Established National Platform*



Western Region
Lesley Tejada (29)
Gary Fernandez (10)
Central Plains Region
Kevin Wilbur (10)
Marla Rhoads (15)
Midwest Region
David Beathard (34)
Nista Foundos (28)
Carla Steele (13)
Eastern Region
Gary Vasquez (27)
Tina Tedford (19)
Dallas Region
Carole Burnell (10)
Linda McAlister (11)
Texas Region
Greg Boemer (15)
Rob Goodpaster (31)
Linda McAlister (11)
Southwest Region
Duane Ness (14)
Linda McAlister (11)
(Parenthetical indicates years of experience in industry)
Wholly Owned (25)
JV Ownership/Managed (15)
Leased (25)
Management Only (1)

6

Favorable Demographics US population 75+ years old is estimated to grow by 3.8 million through 2015 Only 1.8 million units serving a population of 18.6 million seniors Current 9.6% penetration rate implies demand growth of 45,000 units per year 2007 2015 East 18.6 22.4 (Population MM) Source: Centers for Medicare & Medicaid Services, Office of the Actuary US Seniors Population Trends (75+ years old) Implied demand growth of 45,000 units per year

Favorable Supply Trends Source: 2008 ASHA Seniors Housing Construction Trends Report 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 14795 23149 25267 24275 27100 18183 13641 12351 10824 9885 14846 21645 28042 44189 44192 43151 34887 22913 20451 14285 14006 15762 14278 Net Growth in Units - Private Pay Seniors Housing (IL/AL/MC) 68% decline

The Capital Advantage: Proven Track Record Same Store Analysis for Communities Under Management Same Store Average Revenue growth of 5.3%, with 11.3% Average Net Operating Income growth since 2003 2004 2005 2006 2007 2008 Revenue 119 123.6 134.9 214.4 218.7 Net Operating Income 52.9 55.2 63.7 97.6 99.1 Revenue Net Operating Income $ in millions

Industry Median Increases in Resident Revenue 2000 2001 2002 2003 2004 2005 2006 2007 Existing 0.045 0.04 0.04 0.04 0.04 0.04 0.045 0.047 New 0.05 0.05 0.05 0.04 0.04 0.046 0.047 0.05 Source: ASHA The State of seniors Housing 2008 2000 2001 2002 2003 2004 2005 2006 2007 Existing 0.05 0.05 0.04 0.05 0.05 0.05 0.06 0.056 New 0.055 0.05 0.05 0.05 0.05 0.05 0.04 0.054 IL Residents AL Residents

2009 Business Plan Organic growth from rate increases and cost controls and reductions Increase levels of care and capacity through conversions Procure management agreements Opportunistic acquisitions Stock repurchase program

Growth Initiatives: Joint Venture Acquisitions Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Fifteen communities are owned with joint venture partners Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management fees, return on equity investment and potential for additional incentives

Example of Joint Venture Economics Venture CSU Partner NOI $ 9,000,000 Cap Rate 9.0% Purchase Price $100,000,000 Debt $ 75,000,000 Equity $ 25,000,000 $2,500,000 $22,500,000 Revenues $ 27,000,000 Mgt. Fees (5%) $1,350,000 ROE (16.5%) $ 412,500 $ 3,712,500 Total First Year Return $1,762,500 $ 3,712,500 Total Return % 70.5% 16.5%

Growth Initiatives: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $25,000,000 $26,000,000 $1,000,000 4.0% Operating Expense $15,000,000 $15,300,000 $300,000 2.0% EBITDAR $10,000,000 $10,700,000 $700,000 7.0% Lease Expense $7,800,000 $8,000,000 $200,000 2.5% EBITDA $2,200,000 $2,700,000 $500,000 22.7% Example of $100 million acquisition/lease transaction: Completed 21 acquisition/lease transactions for a total value of $249 million since Q4 2005

Capital Advantage: Financial Growth Revenue and Adjusted EBITDAR ($ in millions) Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Revenue 31.5 32.1 33.9 37.1 43 46.2 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 Adjusted EBITDAR Margin % 0.3 0.3 0.3 0.3 0.3 0.3 2003 2004 2005 2006 2007 2008 Revenue 66.4 93.3 105.2 159.1 189.1 193.3 Adjusted EBITDAR Margin % 0.2 0.2 0.25 0.26 0.3 0.3 Adjusted EBITDAR 13.6 18.7 26.35 41.47 56.38 57.64

Income Statement: Q1 Comparison (in millions, except per share) 2009* 2008* %Change Resident & Health Care Revenue $42.6 $42.8 (0.5%) Other Revenue 5.4 5.7 (5.3%) Total Revenues $48.0 $48.5 (1.0%) Operating Expenses 26.0 26.6 (0.2%) Reimbursement expense 4.7 4.2 11.9% General & Administrative Expenses 3.0 3.1 (3.2%) EBITDAR $14.3 $14.6 (2.1%) Lease Expense 6.4 6.1 4.9% Depreciation & Amortization 3.3 3.0 10.0% Income from Operations $4.6 $5.5 (16.4%) Other Income / (Expense) (3.2) (3.1) 3.2% Taxes & Minority Interests (0.6) (0.9) (33.3%) Net Income $0.8 $1.5 (46.7%) Earnings Per Share $0.03 $0.06 (50.0%) Cash Earnings Per Share $0.17 $0.18 (5.6%) * As adjusted per press releases

Since 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $70.0 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.1% fixed No significant maturities through July 2015 on all fixed rate debt Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 26.6 Other Current Assets 18.6 Total Current Assets 45.2 Fixed Assets 304.3 Other Assets 32.5 TOTAL ASSETS $382.0 As of March 31, 2009 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 30.8 Long-Term Debt 176.6 Other Liabilities 19.2 Total Liabilities 226.6 Stockholders' Equity 155.4 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $382.0

Investment Highlights Favorable demographics and attractive industry fundamentals Conversion initiatives with significant revenue and margin growth Strong same-store community net income growth Acquisition opportunities in highly fragmented industry Existing infrastructure results in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

CAPITAL SENIOR LIVING CORPORATION